SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: July 31, 1998,
(Date of earliest event reported)


                          Morgan Stanley Capital I Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                      333-45467-01             13-3291626
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     (State or Other               (Commission              (I.R.S. Employer
     Jurisdiction of               File Number)             Identification No.)
     Incorporation)


     1585 Broadway, New York, N.Y.                          10036
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     (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (212) 761-4000

Item 5.   Other Events.

     Attached as Exhibit 1 is ContiFinancials amended Mortgage Loan Schedule for
Schedule 1 to the Pooling and Servicing Agreement (as defined below) for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-CF1 (the "Certificates"). On August 26, 1998, Morgan Stanley Capital I Inc. (the "Company") caused the issuance of the Certificates, pursuant to a Pooling and Servicing Agreement dated as of August 1, 1998 (the "Pooling and Servicing Agreement") by and among the Company, Amresco Services, L.P., as master servicer, Lennar Partners, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent in twenty-one classes: the Class A-1, Class A-2, Class A-MF1, Class A-MF2, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class Q, Class R-I, Class R-II and Class R-III Certificates.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

                    Item 601(a) of
                    Regulation S-K
Exhibit No.         Exhibit No.              Description
- -----------         -----------              -----------
     1                   4                   Amended  Mortgage  Loan Schedule to
                                             the Pooling and Servicing Agreement
                                             dated as of August 1, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        MORGAN STANLEY CAPITAL I INC.


                                        By:     /s/ Russel Rahbany
                                           __________________________
                                             Name:  Russel Rahbany
                                             Title: Vice President


Date:  August 1, 1998